SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statment
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                               FOR BETTER LIVING
                ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                               FOR BETTER LIVING
    ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

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     or Item 22(a)(2) or Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
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

                           FOR BETTER LIVING, INC.
                         13620 LINCOLN WAY, SUITE 380
                           AUBURN, CALIFORNIA 95603
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 10, 1995

   The annual meeting of stockholders of For Better Living, Inc. (the "Company") will be held at the Sheraton Inn, 5115 Hopyard Road, Pleasanton, California 94588, on Wednesday, May 10, 1995 at 9:00 a.m., local time.

   The meeting will be held to (i) elect six directors of the Company to serve for a term of one year or until their successors are elected and qualified; and
(ii), to consider and act upon such other business as may properly come before the meeting and at any adjournments thereof. The Bylaws of the Company require advance written notice (as well as specific information to be included in the notice) if any stockholder proposes to nominate a candidate for election as a director of the Company. See the "Voting by Stockholders" section of the Company's Proxy Statement for additional information.

   The Board of Directors has fixed the close of business on April 10, 1995 as the record date for determining those stockholders who will be entitled to vote at the meeting and at any adjournments thereof. A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose germane to the annual meeting, at the office of the Secretary of the Company, 13620 Lincoln Way, Suite 380, Auburn, California, 95603, during the ten day period preceding the annual meeting.

   The Board of Directors invites you to attend the annual meeting in person; however, whether or not you presently plan to attend the annual meeting, please complete, sign, date and promptly return the enclosed proxy card in the envelope provided. If you do attend the annual meeting and wish to vote in person, you may withdraw your proxy at that time.

                                    By Order of the Board of Directors


                                    Brian B. Ruttencutter
                                    Secretary

April 18, 1995
                            YOUR VOTE IS IMPORTANT

IN ORDER TO INSURE THAT A QUORUM WILL BE REPRESENTED AT THE ANNUAL MEETING, STOCKHOLDERS ARE URGED TO SEND IN THEIR PROXY CARDS AS SOON AS POSSIBLE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. MAILING THE
ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU DECIDE TO ATTEND THE MEETING.

                             FOR BETTER LIVING, INC.
                          13620 LINCOLN WAY, SUITE 380
                            AUBURN, CALIFORNIA 95603
                            TELEPHONE: (916) 823-9600

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 PROXY STATEMENT

                              --------------------

                           SOLICITATION OF PROXIES

   The accompanying proxy is solicited by the Board of Directors of For Better Living, Inc. (the "Company" for use at the Company's annual meeting of stockholders to be held on Wednesday, May 10, 1995, at 9:00 a.m., local time, and at any adjournments thereof. The annual meeting will be held at the Sheraton Inn, 5115 Hopyard Road, Pleasanton, California. All shares represented by each properly executed unrevoked proxy received in time for the meeting will be voted in accordance with the specifications therein. The Board of Directors of the Company knows of no business, other than as specified in the notice of the annual meeting, to be presented for action at the annual meeting. If any other business shall properly come before the annual meeting, the proxy holders will vote the proxies in accordance with their best judgment. Any proxy given may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by voting at the annual meeting or by duly executing a proxy bearing a later date.

   The cost of soliciting proxies will be borne by the Company. The solicitation will be made primarily by mail. This proxy statement is first being sent to stockholders on or about April 18, 1995. Expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation materials regarding the meeting to beneficial owners. Additional solicitation of proxies may be made by telephone or oral communication with some stockholders of the Company. All such additional solicitation will be made by regular employees of the Company who will not receive additional compensation therefor.

                             VOTING BY STOCKHOLDERS

   Holders of record of the Company's 877,816 shares of common stock, $0.05 par value per share ("Common Stock"), outstanding at the close of business on April 10, 1995, the record date with respect to this solicitation, are entitled to receive notice of and to vote at the annual meeting and at any adjournments thereof.

   The Bylaws of the Company provide for specific procedures to be followed in the event that a stockholder of the Company wishes to nominate a person to be a director of the Company. These provisions require, among other things, advance written notice to the Secretary of the Company at least 30 days but not more than 90 days prior to any meeting of stockholders at which directors are to be elected, provided, that if notice of any such meeting is mailed or given to stockholders of the Company less than 40 days prior to any meeting, then the notice to the Secretary of the Company must be received by the Company within 10 days after notice of any such meeting is mailed or given to stockholders of the Company. The Bylaws of the Company require that specific information be included in the notice and provide that any person not properly nominated in accordance with the Bylaws prior to a meeting of stockholders may not be elected as a director of the Company at such meeting. The Bylaws of the Company also require advance notice of other matters that stockholders intend to present for a vote at any meeting of stockholders.

   Votes cast by proxy or in person at the annual meeting will be counted by the persons appointed by the Company to act as election inspectors for the annual meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast."

   The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated on the accompanying proxy card.

   No stockholder is entitled to cumulate votes in the election of directors unless the name or names of a candidate or candidates for election as directors have been placed in nomination by a stockholder and the stockholder has given notice at the meeting, prior to the voting, of the stockholder's intention to cumulate his or her votes. If any stockholder has given such notice, all stockholders may cumulate their votes with respect to the candidates in nomination. Cumulative voting rights entitle a stockholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by the stockholder, or to distribute such votes among two or more nominees as the stockholder sees fit. In the event of cumulative voting, the proxy holders intend to distribute the votes represented by the proxies solicited hereby in such proportion as they see fit.

   On matters other than the election of directors, each share is entitled to one vote and the holders of a majority of the shares voting at the meeting, in person or by proxy, will be able to adopt each resolution if they choose to do so. If the voting for the election of directors is not conducted by cumulative voting, each share will likewise be entitled to one vote and the holders of a majority of shares voting at the meeting in person or by proxy will be able to elect all six directors from the persons nominated if they choose to do so.

                          COMMITTEES AND BOARD MEETINGS

   The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee is presently composed of Messrs. Peter F. Sullivan
(Chairman), F.G. Fabian and William S. Farmer. The Audit Committee performs numerous functions, including meeting with the Company's independent auditors to review the scope, conduct and results of the annual audit, and reviewing the selection of acceptable accounting principles and the company's system of internal accounting controls. The Audit Committee held one meeting during the fiscal year ended December 31, 1994. The Compensation Committee is presently composed of Messrs. William S. Farmer (Chairman), Richard G. Fabian and Peter F. Sullivan. The Compensation Committee is responsible for overseeing compensation and administering the Company's various compensation plans. The Compensation Committee held six meetings during the fiscal year ended December 31, 1994. See the "Report of the Compensation Committee" section of this Proxy Statement for a report of the Company's 1994 fiscal year compensation. The Board of Directors has no nominating committee or other committee that performs the functions of a nominating committee.

   The Company's Board of Directors held five meetings during the fiscal year ended December 31, 1994 and each director attended 75% or more of the total meetings of the Board of Directors and committees of the Board on which they served.

                            COMPENSATION OF DIRECTORS

     All directors receive a retainer of $5,000 per annum, payable in May, plus a fee of $600 per day for each meeting of the Board of Directors or committee meeting attended and $300 for participating in Board or committee teleconferences. Each director of the Company was granted 1,000 performance share units during fiscal year 1994 pursuant to the Company's Performance Share Plan (see the "Performance Share Plan" section of this Proxy Statement) and was covered under the Company's Executive Medical Service Plan (see the "Executive Medical Service Plan" section of this Proxy Statement). Mr. Richard G. Fabian, Ms. Lewis-Gordon and Mr. Stockbridge were awarded 2,000, 3,000 and 1,500 performance recognition units, respectively, during fiscal year 1994 pursuant to the Company's Performance Recognition Plan (see the "Performance Recognition Plan" section of this Proxy Statement). Mr. F.G. Fabian, Jr. received annual compensation of $130,000 in 1994 for his services as Chairman Emeritus. During 1994 Mr. William S. Farmer was assigned special committee assignments and received compensation of $7,500 for the work performed.

             SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

The following table sets forth  information as of March 20, 1995 with respect to
(i) persons known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) each director (including nominees) of the Company, (iii) the individual who was Chief Executive Officer of the Company
(iv) the four other most highly compensated executive officers of the Company and (v) all directors (including nominees) and executive officers of the Company as a group.


                                         NUMBER OF SHARES          PERCENTAGE
       NAME                           BENEFICIALLY OWNED (A)        OF CLASS
- -------------------------------       ----------------------      ------------
Richard G. Fabian
 c/o For Better Living, Inc.
 13620 Lincoln Way, Suite 380
 Auburn, California 95603                       461,763(b)            52.6%
Moses E. Cordova
 6970 E. Via El Estribo
 Anaheim, California 92807                      118,711(c)            13.5%
F.G. Fabian, Jr.                                 23,100(d)             2.6%
Walter B. Hahne                                   8,670(e)             1.0%
Peter F. Sullivan                                 1,333(f)              *
Danna Lewis-Gordon                                  472(g)              *
Karl M. Stockbridge                                 311(h)              *
William S. Farmer                                     0                 *
George West                                           0                 *
All directors (including nominees) and
 executive officers as a group (10 persons)     496,336(i)            56.5%

- --------------------

(a) Except as otherwise noted below, beneficial ownership includes both voting and investment power with respect to the shares indicated.

(b) Includes 448,840 shares held by Mr. Richard G. Fabian as trustee of the Fabian 1974 Irrevocable Trust. Mr. Richard G. Fabian is not a beneficiary of the Trust. Also includes 1,768 shares owned by All Saints Company, a not-for-profit corporation of which Mr. Richard G. Fabian is President, and 564 shares which Mr. Richard G. Fabian has the right to purchase on or before June 13, 1995 by surrendering vested performance share Units under the Performance Share Plan (see the "Performance Share Plan" section of this Proxy Statement).

(c) Includes 4,200 shares held in the names of Mr. Cordova's children over which Mr. Cordova exercises voting control.

(d) Includes 9,555 shares held by Insurer's Finance Corporation of which Mr. F.G. Fabian, Jr. is President and owner.

(e) Includes 447 shares which Mr. Hahne has the right to purchase on or before June 13, 1995 by surrendering vested performance share Units under the Performance Share Plan

(f) Includes 734 shares which Mr. Sullivan has the right to purchase on or before June 13, 1995 by surrendering vested performance share Units under the Performance Share Plan.

(g) Includes 472 shares which Ms. Lewis-Gordon has the right to purchase on or before June 13, 1995 by surrendering vested performance share Units under the Performance Share Plan.

(h) Includes 311 shares which Mr. Stockbridge has the right to purchase on or before June 13, 1995 by surrendering vested performance share Units under the Performance Share Plan.

(i) Includes 2,528 shares which Messrs. Richard G. Fabian, Hahne, Sullivan, Stockbridge and Ms. Lewis-Gordon have the right to purchase on or before June 13, 1995 by surrendering vested performance share Units under the Performance Share Plan. See notes (b), (e), (f), (g) and (h).

*   Less than 1%.

                            ELECTION OF DIRECTORS

    Directors are elected at each annual meeting of stockholders and hold office until their respective successors are duly elected and qualified. The full Board consists of six directors. Certain information as of April 18, 1995 with respect to the six nominees for election as directors for whom votes will be cast pursuant to the proxies hereby solicited is set forth below. Although it is anticipated that each nominee will be available to serve as a director, should any nominee become unavailable to serve, the persons named in the proxy or their substitutes shall be entitled to vote for a substitute designated by the Board of Directors.

                                DIRECTOR       PRINCIPAL OCCUPATIONS
          NAME            AGE    SINCE       DURING THE LAST FIVE YEARS
- ----------------------- ----- ---------- ---------------------------------------
Richard G. Fabian (a)     52     1984    Chairman  of the Board,  President  and
                                         Chief Executive  Officer of the Company
                                         since July 1, 1993.  Vice Chairman from
                                         1992  to  July  1,  1993.  Priest,  St.
                                         Gregory  Nyssen  Episcopal   Church,  a
                                         Parish  of  the  Episcopal  Diocese  of
                                         California, since 1978.

F.G. Fabian, Jr. (a)      80     1969    Chairman  Emeritus  since July 1, 1993.
                                         Chairman   of  the   Board   and  Chief
                                         Executive  Officer of the Company  from
                                         1969 to July 1, 1993.  President of the
                                         Company from 1969 to 1988 and from 1992
                                         to July 1, 1993.

William S. Farmer         53     1993    Attorney  and Partner  with  Collette &
                                         Erickson   since  August  1989.

Danna Lewis-Gordon        43     1993    Chief  Executive  Officer and President
                                         of  Surfer   Publications  since  1990.
                                         Publisher and Vice President  of Surfer
                                         Publications  from  1982 to 1990.

Karl M. Stockbridge (b)   39     1993    Vice  President  of the  Company  since
                                         July 1, 1993. Business Manager of trust
                                         funds,     including     1974    Fabian
                                         Irrevocable Trust since 1988. President
                                         of Precision   Manufacturing    Company
                                         from 1984 to 1988.

Peter F. Sullivan (c)     55     1992    Employed  by  J.D.  Edwards  &  Company
                                         ("JDE")    since    1983   in   various
                                         capacities,   including   Director   of
                                         Client  Services,  Product  Development
                                         Manager   and   Director   of  Industry
                                         Marketing.  Currently  Senior Marketing
                                         Consultant for the Eastern Area of JDE.
                                         JDE is a provider of packaged financial
                                         software     applications.

- --------------------

(a) Richard G. Fabian is the son of F.G. Fabian, Jr.


(b) Mr. Stockbridge was President of Precision Tablet Manufacturing Company, a food product manufacturer, from 1984 to 1988. In 1988 Precision Tablet recalled one of its largest selling products due to bacterial contamination. Efforts to correct the contamination were unsuccessful which resulted in further recalls and the eventual bankruptcy of Precision Tablet.

(c) Mr. Sullivan is the first cousin of Richard G. Fabian and the nephew of F.G. Fabian, Jr.

                              EXECUTIVE OFFICERS

    The following table provides information regarding the executive officers of the Company, each of whom serves at the pleasure of the Board of Directors.

                                               PRINCIPAL OCCUPATIONS
           NAME         AGE                 DURING THE LAST FIVE YEARS
- ---------------------- -----  --------------------------------------------------
Richard G. Fabian        52    Chairman  of  the  Board,   President  and  Chief
                               Executive  Officer of the  Company  since July 1,
                               1993.  Vice  Chairman  from 1992 to July 1, 1993.
                               Priest, St. Gregory Nyssen Episcopal Church, a parish of the Episcopal Diocese of California, since 1978.

George S. West           53    President  and  Chief  Executive  Officer  of The
                               Quikset  Organization  since July 1, 1993. Senior
                               Vice President of Field Point Capital  Management
                               Company from 1992 to July 1, 1993.  President and
                               Chief Operating  Officer of ESI  Industries, Inc.
                               from 1988 to 1992.

Danna Lewis-Gordon       43    President and Chief  Executive  Officer of Surfer
                               Publications  since  1990.   Publisher  and  Vice
                               President  of  Surfer  Publications  from 1982 to
                               1990.

Karl M. Stockbridge      39    Vice President of the Company since July 1, 1993.
                               Business  Manager of trust funds,  including 1974
                               Fabian Irrevocable Trust since 1988. President of
                               Precision Tablet Manufacturing Company from 1984 to 1988.

Brian B. Ruttencutter(a) 41    Chief  Financial   Officer  and  Vice  President,
                               Finance   of  the   Company   and   The   Quikset
                               Organization since September 13, 1993. Controller and Vice President, Finance and Administration of
                               PBS Building systems of America, Inc. from 1984 to September 8, 1993.

Walter B. Hahne          58    Vice President of The Quikset  Organization since
                               1989. Executive Vice President of the Company from 1986 to 1990.

Kenneth A. Boudreau      44    Vice President of The Quikset  Organization since
                               1988 and Controller of The Quikset Organization from 1980 to 1988.

- ---------------------

(a) As described in the table above, Mr. Ruttencutter was an officer of PBS Building Systems of America, Inc. from 1988 through September 1993. In March 1995, as a result of a significant decline in business, its inability to obtain necessary guarantees for performance bonds required for its construction contracts and its failure to meet its payment requirements under short-term and long-term debt obligations, PBS filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee was composed of Messrs. William S. Farmer, Chairman of the Committee, Peter F. Sullivan, and Richard G. Fabian. Mr. Richard
G. Fabian is currently the Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Sullivan is the first cousin of Richard G. Fabian.

                      REPORT OF THE COMPENSATION COMMITTEE

                                    OVERVIEW

     As members of the Compensation Committee (the "Committee"), it is our duty to administer the Company's various compensation plans including the Incentive Bonus Compensation Plan (the "Bonus Plan") and the Performance Share Plan (the "Performance Share Plan"). In addition, we review the compensation of the corporate executive officers and establish plans and set policy for the Company for all salaries, bonuses and other incentive programs. The Committee also makes an annual review of the operations of these programs and considers their effectiveness and the need for any changes.

     The Committee reviewed the compensation policies and practices of the Company throughout 1994. The Committee made adjustments to some components of the Bonus Plan, and recommended adoption of a new plan for long-term compensation, the Performance recognition Plan (the "Performance Recognition Plan"). These changes reflect the Committee's continuing effort to have the Company's compensation policies and plans ensure the recruitment and retention of highly qualified management, with increasing emphasis on compensation tied to profit and long-term growth of the Company. In performing its function, the Committee relied on an analysis of the Company's compensation policies and structure previously performed by an independent benefits and compensation consulting firm and on industry compensation data provided by that firm.

     The Compensation Committee has given consideration to the tax consequences to the Company of various payments and benefits under the Company's compensation structure in light of the recent adoption of Section 162 (m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"). After a review of the compensation structure, however, the Compensation Committee does not believe that any deductibility issues will arise pursuant to such Section 162 (m) given the current compensation of the officers of the Company. The Compensation Committee is willing, however, to consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                             EXECUTIVE COMPENSATION

     The Company's philosophy in establishing executive compensation is to provide salary and bonus opportunities to allow the attraction and retention of highly qualified executive officers. To establish base salary ranges the Company compares itself with the compensation practices of a cross-section of United States industrial organizations with comparable revenues. In addition, where appropriate, organizations within comparable industries are utilized where comparison data is readily available. In order to attract and retain high quality executives and to maximize the incentive to produce profit and long-term growth, the Committee adopted a philosophy of setting the base salary of executives of the Company at or below the median level of prevailing salary levels in comparable reference groups, while at the same time providing an incentive bonus and long-term compensation opportunity which, together with the base salary, would reward executives for performance as measured by pre- tax earnings related to that executive officer's area of responsibility. It is the Committee's intention to structure the base salary and incentive compensation system so that executive officers will be compensated, in the aggregate, above the median of comparable industry compensation levels when substantial earnings or other contributions recognized by the Committee are achieved. On the other hand, it is the Committee's philosophy that the total compensation paid to executive officers who do not meet their profit commitment, or do not make other substantial contributions to the Company which the Committee recognizes, be set at a level below, or no higher than, the median level of comparable industry reference standards. The Committee, consistent with its philosophy, set the base salaries of Mr. Richard G. Fabian and Mr. Karl M. Stockbridge at or below the median level of comparable salaries in similar industries and adopted company-wide policies that reflect the Committee's philosophy.

     Bonuses paid to the Company's executive officers are principally based on the Bonus Plan (see the "Incentive Bonus Compensation Plan" section of this Proxy Statement). Awards under the Bonus Plan are based on the pre-tax earnings related to an executive officer's area of responsibility. Each participant in the Bonus Plan must make a profit commitment with respect to his or her area of responsibility, and such commitment must be approved by the Board of Directors. The Committee also makes awards of discretionary bonuses separate from the Bonus Plan where, due to special circumstances, that plan fails adequately to reward important contributions to the Company's long-term growth, profitability or stability. Although no bonus pursuant to the Bonus Plan was awarded to Mr. Richard G. Fabian or Mr. Karl M. Stockbridge during 1994, the Committee awarded a discretionary bonus to Mr. Stockbridge. (See the Summary Compensation Table of this Proxy Statement)

     Long-term compensation is intended to provide financial incentives for executive officers based on the Company's performance over a period of years. The Company's programs are designed to recognize that current business decisions will affect the Company's future results. Long-term compensation is provided by the Performance Share Plan and the Performance Recognition Plan (see the "Performance Share Plan" and "Performance Recognition Plan" sections of this Proxy Statement). The Performance Share Plan provides for the award of Units to an executive officer for a particular year based upon his or her contribution to profit in his or her area of responsibility during such year. An executive officer is awarded Units in the Performance Share Plan based on his or her current year bonus award (bonus divided by current net book value per common share). Discretionary bonuses are not considered in determining awards of Performance Share Units. No Performance Share Units were awarded to Mr. Richard
G. Fabian or Mr. Karl M. Stockbridge pursuant to the Performance Share Plan, but each did receive 1,000 Performance Share Units for serving as a director of the Company as reflected in the Performance Share Award table of this Proxy Statement. The Performance Recognition Plan is designed to reward certain key executives, approved by the Board of Directors, for future contributions to the long-term profitability and growth of the Company and to provide an incentive for continued service. During 1994, the Committee recommended, and the Board approved, awards of Performance Recognition Units as reflected in the Performance Recognition Plan Awards table of this Proxy Statement.

     Mr. Richard G. Fabian did not participate in Compensation Committee discussions or decisions concerning his own compensation.

                                                          Compensation Committee
                                                     William S. Farmer, Chairman
                                                               Richard G. Fabian
                                                               Peter F. Sullivan

                                PERFORMANCE GRAPH

     The following is a graph which compares the five year cumulative return (see note (1) below) from investing $100 at the end of 1989 in the Company's Common Stock, the NASDAQ U.S. Stock Market and issuers traded on NASDAQ ("Similar Issuers"). The ten Similar Issuers (see note (2) below) included in the performance graph were chosen because they had similar market capitalization as the Company.


[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                                                Cumulative Total Return
                                   ---------------------------------------------
                                   12/89   12/90   12/91   12/92   12/93   12/94

For Better Living ..............    100      63      64      73      66      75
PEER GROUP .....................    100      44     142     121     144      93
NASDAQ STOCK MRKT-US ...........    100      85     136     159     181     177

- -------------------------

(1)  Cumulative return assumes reinvestment of dividends.

(2)  The Similar  Issuers group was  comprised of the  following ten  companies:
     Tri-Lite, Inc., Biosafety Systems, Inc., Consolidated Technology Group, Ltd., Guardian Bancorp, Rimage Corporation, Atlantic Beverage, Inc., Icot Corporation, TSR, Inc., Panatech Research and Development Corporation, and Bank Southington Connecticut.

     IT SHOULD BE NOTED  THAT  THIS  GRAPH  REPRESENTS  HISTORICAL  STOCK  PRICE
PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

     THE FOREGOING REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS REGARDING COMPENSATION AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.


                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information with respect to the compensation paid to or earned by the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company to the extent required by the applicable rules of the Securities and Exchange Commission.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM
                                           ANNUAL COMPENSATION            COMPENSATION
                                   --------------------------------- --------------------
                                                            OTHER     AWARDS(A)               ALL OTHER
                                                           ANNUAL      (NUMBER     LTIP        COMPEN-
                                     SALARY     BONUS       COMP.        OF     PAYOUTS(B)     SATION
NAME AND PRINCIPAL POSITION   YEAR     ($)       ($)         ($)       UNITS)      ($)           ($)
- ---------------------------  ------ --------- --------- ------------- --------- ---------- ---------------

Richard G. Fabian ..........  1994   132,616        --         --      3,000      4,050     12,800(c)
  Chairman of the Board       1993    61,125        --         --      1,000      7,010     54,300(d)
  and Chief Executive Officer 1992        --        --         --      1,000       --       43,000(e)
George S. West .............  1994   215,000        --         --      3,000       --          678(f)
  President & CEO,            1993   105,019    50,000    104,355(g)   1,798       --         --
  The Quikset Organization    1992        --        --         --         --       --         --
Danna Lewis-Gordon .........  1994   142,203   111,355         --      9,761                11,764(f)(h)
  President & CEO,            1993   135,000    41,818         --      2,025      7,557      8,300(c)
  Surfer Publications         1992   135,000    37,126         --      1,756     11,810       --
Walter B. Hahne ............  1994   150,000    35,000         --      3,000      4,769        --
  Vice President,             1993   149,711    47,978         --      2,323     13,434       --
  The Quikset Organization    1992   135,000    35,000         --      1,656     37,838       --
Karl M. Stockbridge ........  1994   125,000    40,000         --      2,500       --       13,663(f)(h)
  Vice President              1993    61,910    10,000         --      1,000       --       53,200(i)
                              1992        --        --         --      1,000       --       30,200(j)

- --------------------

(a) Awards include units granted under the Performance Share Plan and the Performance Recognition Plan (see the "Performance Share Plan" and the "Performance Recognition Plan" sections of this

                                       11


     Proxy Statement) as follows:

     1994: Mr. Richard G. Fabian, 1,000 Performance Share Units and 2,000 Performance Recognition Units; Mr. West, 3,000 Performance Recognition Units; Ms. Lewis-Gordon, 6,761 Performance Share Units and 3,000 Performance Recognition Units; Mr. Hahne, 3,000 Performance Recognition Units; Mr. Stockbridge, 1,000 Performance Share Units and 1,500 Performance Recognition Units.

     1993: All units shown are Performance Share Units.

     1992: All units shown are Performance Share Units.

(b) Amounts include the final matured value of Units awarded to the executive officers in prior years under the Performance Share Plan (see the "Performance Share Plan" section of this Proxy Statement). Pursuant to the Performance Share Plan, participants may elect to have the value of their matured Units paid out in cash, credited towards the purchase of the Company's Common Stock or credited to a deferred account. Amounts credited to a deferred account are treated as "payouts" in the Summary Compensation Table in the year the matured Units are credited to the account.

     The date of award, number of Units and matured value by year of maturity and by executive are as follows:

     1994: Mr. Richard G. Fabian, December 27, 1986, 1,000 Units, $4,050; Mr. Hahne, December 30, 1989, 3,179 Units, $4,769.


     1993: Mr. Richard G. Fabian, December 28, 1985, 1,000 Units, $7,010; Mr. Hahne, December 31, 1988, 4,419 Units, $13,434; Ms. Lewis-Gordon, December 28, 1985, 1,078 Units, $7,557.

     1992: Mr. Hahne, December 29, 1984, 1,901 Units, $14,581 and December 26, 1987, 11,128 Units, $23,257; Ms. Lewis-Gordon, December 29, 1984, 1,082
     Units $8,299 and December 26, 1987, 1,680 Units, $3,511.

(c)  Director's fees.

(d) Includes $11,100 paid to Mr. Richard G. Fabian for Director's fees, $18,000 for Vice Chairman fees and $25,200 for consulting fees.

(e) Includes $7,000 paid to Mr. Richard G. Fabian for Director's fees and $36,000 for Vice Chairman fees.

(f) Includes a 10% matching contribution under the provisions of the Company's 401(k) Plan of the following amounts: Mr. West, $678; Ms. Lewis-Gordon, $764; Mr. Stockbridge, $863.

(g)  Relocation expense reimbursement.

(h) Includes Director's fees in the following amounts: Ms. Lewis-Gordon, $11,000; Mr. Stockbridge, $12,800.

(i) Includes $7,700 paid to Mr. Stockbridge for Director's fees and $45,500 for consulting fees.

(j)  Consultant fees.


                        INCENTIVE BONUS COMPENSATION PLAN

     The Company has a Bonus Plan for the executive officers of the Company and its operating subsidiaries and divisions and other key executives. The Bonus Plan provides for bonus awards based on annual pre-tax earnings and profits with reference to each participant's area of responsibility. Each participant must make a profit commitment to the Board of Directors at the beginning of the fiscal year with respect to his or her area of responsibility and such commitment must be approved by the Board of Directors. The Board of Directors typically requires that this "hardcore" commitment approximate the prior year's profit achievement plus earning commitments on new capital invested.

     The Bonus Plan generally provides for awards, based on the participant's area of responsibility, of (a) 4% of earnings before taxes ("Earnings") for the first $500,000 earned; plus 3% of Earnings between $500,000 and $1,000,000; plus 2% of Earnings between $1,000,000 and $2,000,000; plus 1% of Earnings above $2,000,000, whether or not the hardcore commitment is achieved, and (b) if the hardcore commitment is achieved, an additional amount equal to the greatest of
(i) 5% of the increase in Earnings over a predetermined previous level of profit attained by the participant; (ii) depending on the participant's area of responsibility, 10% of either (1) the increase in the hardcore commitment over the pre-determined previous level of profit attained by the participant or (2) the difference between a pre-determined "growth target" and the hardcore commitment (if this growth target is achieved); or (iii) 10% of the amount by which Earnings were increased on every dollar of invested capital (equity and long term debt) over the previous high for the area of responsibility up to a maximum of 100% of Earnings on invested capital. There is no limitation on the amount which may be paid to any participant or paid in the aggregate under the Bonus Plan. In the case of Mr. George S. West, he will be paid according to the terms of the Bonus Plan or 2% of The Quikset Organization's Earnings, whichever is greater. In the case of Ms. Lewis-Gordon, for 1994 only, she was paid 1.5 times the bonus she would have earned as described above. Effective January 1, 1994 the Bonus Plan was modified for employees of The Quikset Organization so that no bonus would be paid unless the participant achieved at least 75% of his or her profit plan for the year. Bonuses are generally paid in March of the following year.

                        EXECUTIVE MEDICAL SERVICE PLAN

     The Company's directors and executives are covered under an Executive Medical Service Plan which provides up to an aggregate of $10,000 per year for each such person and the covered members of the participant's family for all medical expenses not otherwise covered by the Company's standard insurance plans.

                      EXECUTIVE DEFERRED COMPENSATION PLAN

     The Company has an Executive Deferred Compensation Plan under which key employees and directors of the Company and its subsidiaries, upon approval of the Board of Directors, may elect to defer up to 100% of their annual compensation, including bonuses. In addition, participants may, with the permission of the Board of Directors, transfer previously deferred compensation under other arrangements with the Company to the Executive Deferred Compensation Plan.

     The Company will credit each participant's deferred compensation account with an amount equal to the interest such account would have earned if it had earned interest for the relevant time period at the prime rate or reference rate of the Company's primary bank. Alternatively, a participant may elect, in advance, to receive, in lieu of such interest, an amount which is based on any increase or decrease in the net book value per share of the Company's Common Stock for the relevant period. Participants have the option to select one or more of the above investment options and to change periodically any previous selections. Participants in the Executive Deferred Compensation Plan are unsecured creditors of the Company. Deferred amounts may be paid in a lump sum, or over a period of years, at a certain date, at retirement, or upon termination of employment, and, until received, will not be subject to federal or state income taxes under current law.

                             PERFORMANCE SHARE PLAN

     The Company has a Performance Share Plan under which units ("Units") may be awarded by the Board of Directors to key executives of the Company and its subsidiaries and to directors of the Company. The purposes of the Performance Share Plan are to provide a continuing incentive compensation program to key executives based upon their individual contributions to profit and to encourage continued service by directors of the Company.

     The Performance Share Plan provides that the number of Units awarded to an executive for a particular year shall be based on his or her contribution to profit in his or her operating unit during such year. An executive is awarded Units in the Performance Share Plan based on his or her current year bonus award (bonus divided by current net book value per common share). Additionally, the Board of Directors may award fully vested Units to an executive in exchange for up to 50% of the executive's base compensation. Each member of the Board of Directors may be awarded up to 1,000 Units per year based on his or her service on the Board of Directors. A Unit matures five years after its award (subject to a maximum extension of three years) and has a value equal to the increase in net book value per share of the Company's Common Stock from the date of award until the date of maturity, plus cash dividends paid on a share of the Company's Common Stock during such period. The value of matured Units is payable in cash within 75 days after maturity or may be used for the purpose of purchasing the Company's Common Stock at its then prevailing market price, subject to certain terms and conditions regarding the number of Units eligible for surrender and the amount credited against the purchase price of Common Stock upon surrender of a vested Unit. Units awarded under the Performance Share Plan "vest" at the rate of 20% per year. If a participant ceases to be an employee or director of the Company before five years have elapsed, he or she will forfeit a portion of his or her Units and will receive payment of the remainder measured by the increase in net book value per share of the Company's Common Stock from the date of award to the anniversary date of award preceding the termination of his or her employment or service as a director, plus cash dividends paid on a share of Common Stock during such time period. Payments made under the Performance Share Plan are taxable to participants and deductible by the Company as compensation. The Performance Share Plan provides that a participant may borrow from the Company an amount necessary to pay federal or state income taxes incurred by such participant upon the surrender of Units for the purchase of Common Stock.

     The Performance Share Plan permits the participants to elect to have the value of their matured Units credited by the Company to a Performance Share Plan account rather than receiving cash or acquiring Common Stock. The Company will credit each participant's Performance Share Plan account with an amount equal to the interest such account would have earned if it had earned interest for the relevant time period at the prime rate or reference rate of the Company's primary bank. Alternately, a participant may elect, in advance, to receive, in lieu of such interest, an amount which is based on any increase or decrease in the net book value per share of Common Stock for the relevant period.

     The following table sets forth information with respect to Units awarded under the Performance Share Plan for the fiscal year ended December 31, 1994 to the individual who held the position of Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company.

                             PERFORMANCE SHARE PLAN
                                 AWARDS IN 1994

                              AWARDS            ESTIMATED           FUTURE
                             (NUMBER            MATURITY           PAYOUTS
         NAME               OF UNITS)          PERIOD (A)          ($) (B)
- --------------------       ----------         ------------        ---------
Richard G. Fabian  ......     1,000          Five Years            1,070
George S. West ..........       --               --                  --
Danna Lewis-Gordon  .....     6,761          Five Years            7,234
Walter B. Hahne  ........       --               --                  --
Karl M. Stockbridge .....     1,000          Five Years            1,070

- -------------------

(a) The maturity period may be extended for an additional three years at the election of the participant and upon approval of the Board of Directors.

(b) The estimated future payouts of these Units, which were awarded as of December 31, 1994, was determined by discounting at 7% the expected value of the Units at the end of the maturity period. Because the net book value of the Company's Common Stock decreased over the fiscal year ended December 31, 1994, the expected value was based on the average increase in net book value of the Common Stock of the Company during the previous five year period plus the cash dividends paid on Common Stock over the same period.

                          PERFORMANCE RECOGNITION PLAN

     In May of 1994, the Company adopted its Performance Recognition Plan. Under the Performance Recognition Plan units ("PRP Units") are granted by the Compensation Committee to those certain eligible employees, officers and directors selected by the Committee. The purposes of the Performance Recognition Plan are to provide a continuing incentive compensation program to key employees and officers based upon their individual contributions to the Company and to encourage continued service by key employees, officers and directors of the Company.

     The Performance Recognition Plan provides that PRP Units may be granted to participants at the discretion of the Committee. Each participant's rights in the PRP Units are limited to the right to receive cash as provided pursuant to the Plan. A PRP Unit vests at the rate of 10% per year over 10 years and fully matures at the end of 10 years from the date of grant. Upon the maturity of a PRP Unit, the participant becomes entitled to a payment from the Company with respect to such PRP Unit in an amount equal to the greater of (a) the difference (if a positive number) between the book value of the PRP Unit at the date of maturity and the book value of the PRP Unit at the date of grant, and (b) the difference (if a positive number) between the fair market value of the PRP Unit at the date of maturity and the fair market value of the PRP Unit at the date of grant. The book value of a PRP Unit at the date of grant equals the consolidated shareholders' equity of the Company divided by one-tenth of the number of outstanding shares of Common Stock, both of which amounts are determined as of the date of grant. The book value at the date of maturity is determined in the same manner except that the values used are as of the date of maturity and the shareholders' equity (i) is increased by cash dividends paid and the amount of any distributions to shareholders (including any repurchases, redemptions or retirements of shares) since the date of grant and (ii) is reduced by any additions to shareholders' equity arising from the issuance of shares or other capital contributions since the date of grant. The fair market value of a PRP Unit at the date of grant equals 10 times the fair market value of a share of the Company's Common Stock, as determined in accordance with the Performance Recognition Plan, at the date of grant. The fair market value of a PRP Unit at the date of maturity is determined in the same manner except the value used is as of the date of maturity and the calculation is adjusted to account for stock dividends, stock splits or like capital adjustments since the date of grant.

     The value of matured PRP Units is payable in cash on or before the first day of the third month beginning after the maturity of the PRP Unit.
Participants are entitled to elect to defer receipt of all or a portion of the cash payment and have said amount credited to the participant's account in the Company's Deferred Compensation Plan. If a participant ceases to be an employee or director of the Company before 10 years have elapsed, he or she will forfeit a portion of his or her PRP Units and will receive payment of the remainder measured by the same formula set forth above, but only as to those PRP Units that have vested at the time of termination of the participant's employment. Payments made under the Performance Recognition Plan are taxable to participants and deducted by the Company as compensation.


     The following table sets forth information with respect to PRP Units awarded under the Performance Recognition Plan for the fiscal year ended
December 31, 1994 to the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company.


                          PERFORMANCE RECOGNITION PLAN
                                 AWARDS IN 1994

                                                                                POTENTIAL REALIZED VALUE
                                                                                   AT MATURITY DATE
                                            VALUE PER PRP UNIT                   AT ASSUMED RATES OF
                                             AT GRANT DATE(A)                    APPRECIATION IN FAIR          FUTURE
                                           -------------------                      MARKET VALUE(B)            PAYOUTS
                          AWARD     PERCENT              FAIR                       -------------------       BASED ON
                         (NUMBER    OF TOTAL  NET BOOK   MARKET                                               NET BOOK
        NAME            OF UNITS)   GRANTED   VALUE ($)  VALUE ($)    MATURITY DATE         5%        10%      VALUE ($)(C)
- -------------------    ---------- ---------- ---------- ---------  -----------------     -------    -------   ------------
Richard G. Fabian        2,000      16.0%      206.50     97.50    December 26, 2003     122,600    310,800      73,400
George S. West           3,000      24.0%      206.50     97.50    December 26, 2003     183,900    466,200     110,100
Danna Lewis-Gordon       3,000      24.0%      206.50     97.50    December 26, 2003     183,900    466,200     110,100
Walter B. Hahne          3,000      24.0%      206.50     97.50    December 26, 2003     183,900    466,200     110,100
Karl M. Stockbridge      1,500      12.0%      206.50     97.50    December 26, 2003      91,950    233,100      55,050


                                       16



- -----------------

(a) The net book value per PRP Unit was ten times the net book value per share of the Company's Common Stock on December 26, 1993. The fair market value per PRP Unit was ten times the average of the bid and ask price of the Company's Common Stock on December 26, 1993. The "fair market value" of the Company's Common Stock is determined by the Compensation Committee taking into account bid and ask price and trading volume.

(b) The 5% and 10% assumed rates of appreciation are required by the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future price of its Common Stock. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the term of the PRP Units will be at the assumed levels or at any other defined level.

(c) The estimated future payouts was determined by discounting at 7% the expected net book value of the PRP Units at the end of the maturity period. Because the net book value of the Company's Common Stock decreased over the fiscal year ended December 31, 1994, the expected value was based on the average increase in net book value of the Common Stock of the Company during the previous ten year period plus the cash dividends paid on Common Stock over the same period.


                        KEY PERSON INCOME PROTECTION PLAN

     The Company has a Key Person Income Protection Plan (the "Protection Plan") for certain key executives. The key executives participating in the Protection Plan have been divided into two classes: Class A covers the Chairman of the Board and President of the Company and Class B covers, among others, the chief executive officers of the operating subsidiaries and divisions and the Vice Presidents of the Company. The benefits under the Protection Plan as of December 31, 1994 were as follows:

                                         CLASS A              CLASS B
                                  -------------------- --------------------
                                     $2,400 per each      $1,200 per each
                                     year of service*     year of service*
   Nonvested retirement benefits      for ten years        for ten years

- -----------------

* For purposes of the Protection Plan, a "year of service" means every year of service to the Company after age 55; however, a participant in the Protection Plan will not receive credit for more than ten years of service and will not be entitled to any retirement benefits unless he or she has participated in the Protection Plan for three years.

     Messrs. R.G. Fabian, West, Stockbridge, Ruttencutter, Hahne and Boudreau and Ms. Lewis- Gordon are covered by the Protection Plan. Class A and Class B participants who continue their employment with the Company and retire after age 65 will be entitled to receive an annual benefit of $24,000 and $12,000, respectively, per year for ten years after retirement.

                    ASSOCIATED CONCRETE PRODUCTS PENSION PLAN

     Mr. Hahne is a participant in the Associated Concrete Products, Inc. ("Associated") Pension Plan (the "Pension Plan"), which is a defined benefit plan. Associated is a wholly-owned subsidiary of the

Company. The amount of the contribution to the Pension Plan for the benefit of Mr. Hahne cannot be readily calculated by the regular actuaries for the Pension Plan and is therefore not determinable. The current estimated annual benefit payable upon retirement to all Pension Plan participants is $372 per year of service with Associated. Payment of benefits is based solely upon years of service and not upon salary or other compensation paid to participants. Benefits under the Pension Plan do not vest until the participant has five years of credited service with Associated. Payments of benefits are not subject to any deduction for Social Security benefits or other offset amounts. Mr. Hahne presently has been credited with 35 years of service and upon continued employment and retirement at age 65, he will be entitled to receive estimated annual benefits of $9,038.

                              CERTAIN TRANSACTIONS

     William S. Farmer, a director of the Company, is a partner in the law firm of Collette & Erickson, which has provided legal representation to the Company in connection with certain matters. During fiscal 1994, Collette & Erickson was paid $174,000 by the Company for performance of legal services on behalf of the Company and for reimbursement of expenses.

                          PROPOSALS OF STOCKHOLDERS

     All proposals of stockholders intended to be presented at the Company's 1996 annual meeting of stockholders must be directed to the attention of the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement on or before December 10, 1995 if they are to be considered for possible inclusion in the 1996 Proxy Statement and form of proxy in accordance with the rules and regulations of the Securities and Exchange Commission.

     In addition, advance written notice of all proposals of stockholders to be presented at any meeting of stockholders must be given to the Secretary of the Company in accordance with, and must include the information required by, the Bylaws of the Company.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Audit services performed by Deloitte and Touche during the fiscal year ended December 31, 1994, included examination of the financial statements of the Company and its subsidiaries, services related to filings with the Securities and Exchange Commission and consultations on matters related to accounting and financial reporting. Each professional service was approved in advance and the possible effect on the auditor's independence was considered by the Audit Committee of the Board of Directors. Representatives of Deloitte and Touche are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                                  OTHER MATTERS

     The Company knows of no other matters to be brought before the annual meeting of stockholders. However, if any other matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their best judgment on such matters. No director has informed the Company in writing or otherwise that he intends to oppose any action intended to be taken at the annual meeting.

                                  ANNUAL REPORT

     The Annual Report of the Company for the fiscal year ended December 31, 1994, describing the Company's operations and including financial statements reported on by the Company's independent auditors, is transmitted herewith.

                              By Order  of the  Board  of  Directors

                                   Brian  B.  Ruttencutter
                                        Secretary

Auburn, California
April 18, 1995

                                                                      APPENDIX A


                             FOR BETTER LIVING, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints RICHARD G. FABIAN and BRIAN B. RUTTENCUTTER, and each of them, proxies, with full power of substitution, to vote all shares of Common Stock of FOR BETTER LIVING, INC. (the "Company") held of record by the undersigned as of April 10, 1995, the record date with respect to this solicitation at the annual meeting of stockholders of the Company to be held at the Sheraton Inn, 5115 Hopyard Road, Pleasanton, California on Wednesday, May 10, 1995, at 9:00 a.m., local time, and all adjournments thereof, upon the following matters:

1. Election of Directors
   [  ] FOR all nominees listed below                [  ]  WITHHOLD AUTHORITY
        (except as marked to the contrary below)     to vote for all nominees
                                                     listed below

               F. G. FABIAN, RICHARD G. FABIAN, WILLIAM S. FARMER,
         DANNA LEWIS-GORDON, KARL M. STOCKBRIDGE, AND PETER F. SULLIVAN
      INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
             WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.

- --------------------------------------------------------------------------

2. The proxies are authorized to exercise their discretion in relation to any other matters as may properly come before the meeting and any adjournments thereof.

                  (Continued and to be signed on reverse side)

                          (Continued from other side)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.


                                        Please sign  exactly as name  appears to
                                        the left. Joint owners should each sign.
                                        Attorneys-in-fact,            executors,
                                        administrators, trustees, guardians or corporation officers should give full title. This proxy shall be valid and may be voted regardless of the form of signature, however.

                                        ----------------------------------------
                                                Signature of Stockholder

                                        ----------------------------------------
                                                Signature of Stockholder

                                        DATED:                            , 1995
                                              ----------------------------

       [   ]  PLEASE CHECK HERE IF YOU WILL BE ABLE TO ATTEND THE MEETING.